                               CONTINUING GUARANTY

         THIS CONTINUING GUARANTY (this "Guaranty") made and entered as of March _____, 2003 by TORCH OFFSHORE, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as "Guarantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender"), guarantying the Indebtedness (as hereinafter defined) of TORCH OFFSHORE, L.L.C. (the "Borrower").

         SECTION 1. Continuing Guaranty of Borrower's Indebtedness. Guarantor hereby, jointly and severally, absolutely and unconditionally agrees to, and by these presents does hereby, jointly and severally, irrevocably guarantee the full and punctual payment, performance and satisfaction of any and all indebtedness, liabilities and obligations that Borrower may now and/or in the future owe to and/or incur in favor of Lender, or any successor or transferee thereof, under or pursuant to that certain Loan Agreement of even date herewith (the "Loan Agreement") among the Borrower, Lender, and the Guarantor, including, without limitation, any and all indebtedness, liabilities and obligations of the Borrower to Lender under and pursuant to all of the Debt Documents (as such term is defined in the Loan Agreement), whether said indebtedness, liabilities or obligations are liquidated or unliquidated, now existing or hereafter arising, including without limitation, all principal, interest, deferral and delinquency charges, costs and attorneys' fees, and under and pursuant to all amendments, supplements, renewals and restatements to any such documents (collectively, the "Indebtedness"). Guarantor hereby further agrees that its guarantee may not be revoked in whole or in part. Capitalized terms used in this Guaranty and not defined herein shall have the meaning given to such terms in the Loan Agreement.

         SECTION 2. Joint, Several and Solidary Liability. Guarantor further agrees that its obligations and liabilities for the full and punctual payment, performance and satisfaction of all the Indebtedness shall be on a "joint and several" and "solidary" basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of all of the Indebtedness. In the event that there is more than one guarantor under this Guaranty, or in the event that there are other guarantors, endorsers or sureties of all or any portion of the Indebtedness, Guarantor's obligations and liabilities hereunder shall be on a "joint and several" and "solidary" basis along with such other guarantor or guarantors, endorsers and/or sureties.

         SECTION 3. Duration; Cancellation of Guaranty. This Guaranty and Guarantor's obligations and liabilities hereunder shall remain in full force and effect until such time as each and every Indebtedness of Borrower shall be paid, performed and/or satisfied in full, in principal, interest, costs and attorneys' fees, or until such time as this Guaranty may be canceled or otherwise terminated by Lender under a written cancellation instrument in favor of Guarantor (subject to the automatic reinstatement provisions hereinbelow); provided, however, that (a) if a claim is made upon Lender at any time for repayment or recovery of any amounts or any property received by Lender from any source on account of any of the Indebtedness and Lender repays or returns any amounts or property so received (including interest thereon to the extent required to be paid by Lender) or (b) if Lender becomes liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction; or
(ii) any settlement or compromise of any such claim, then Guarantor shall remain liable under this Guaranty for the amounts so repaid or returned or the amounts for which Lender becomes liable (such amounts being deemed part of the Indebtedness) to the same extent as if such amounts had never been received by Lender, notwithstanding any termination hereof or the cancellation of any instrument or Guaranty evidencing any of the Indebtedness. Guarantor shall, not later than five (5) days after receipt of notice from Lender, pay to Lender an amount equal to the amount of such repayment or return for which Lender has so become liable. Payments hereunder by Guarantor may be required by Lender on any number of occasions. Unless otherwise indicated under such a written cancellation instrument, Lender's agreement to terminate or otherwise cancel this Guaranty shall only affect and shall be expressly limited to Guarantor's continuing obligations and liabilities to guarantee the prompt and punctual payment, performance and satisfaction of the Indebtedness incurred, originated and/or extended or committed to by Lender after the date of such a written cancellation instrument; with Guarantor remaining fully obligated and liable under this Guaranty for the prompt and punctual payment, performance and satisfaction of any and all of Borrower's then outstanding Indebtedness (together with continuing assessment of interest thereon) that was incurred, originated, extended or committed to prior to the date of such a written cancellation instrument. Nothing under this Guaranty or under any other guaranty or understanding by and between Guarantor and Lender shall in any way obligate, or be construed to obligate, Lender to agree to the subsequent termination or cancellation of Guarantor's obligations and liabilities hereunder; it being fully understood and agreed by Guarantor that Lender may, within its sole and uncontrolled discretion and judgment, refuse to release Guarantor from any of its obligations and liabilities under this Guaranty for any reason whatsoever as long as any of the Indebtedness remains unpaid and outstanding.

         SECTION 4. Default of Borrower. Should Borrower default under any of the Indebtedness in favor of Lender, Guarantor hereby, jointly and severally, unconditionally and absolutely agrees to pay the full then unpaid amount of all Borrower's Indebtedness guaranteed hereunder, in principal, interest, costs and attorneys' fees. Such payment or payments shall be made immediately following demand by Lender at Lender's offices as indicated in the Loan Agreement. Guarantor hereby waives notice of acceptance of this Guaranty and of any Indebtedness to which it applies or may apply. Guarantor further waives presentation and demand for payment of the Indebtedness, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in connection thereof, including any notice of default in payment thereof or other notice to, or demand for payment thereof on any party. Guarantor additionally waives any and all rights and pleas of division and discussion as provided under New York law, as well as, to the degree applicable, any similar rights as may be provided under the laws of any other state.

         SECTION 5. Subrogation. Until such time as the Indebtedness has been paid and performed in full and the provisions of this Guaranty are no longer in effect, Guarantor shall not exercise any right to subrogation, reimbursement or contribution against Borrower or any other obligor on the Indebtedness resulting from the payment of Indebtedness nor any right to subrogation, reimbursement and indemnity against any property or other security serving at any time as collateral for any or all of the Indebtedness resulting from the payment of the Indebtedness, all of which rights of subrogation, reimbursement, contribution and indemnity the Guarantor subordinates to the full and punctual payment and performance of the Indebtedness. Notwithstanding any provision of this Guaranty to the contrary, if Guarantor is or becomes at any time an "insider" (as defined from time to time in the Federal Bankruptcy Code) with respect to Borrower or any other obligor on the Indebtedness or any affiliates thereof, then Guarantor irrevocably and unconditionally waives any rights of subrogation, reimbursement, contribution, indemnification or any similar rights against Borrower and/or any such obligor or any affiliates thereof with respect to this Guaranty, whether such rights arise by an express or implied contract or by operation of law, it being the intention of the parties that the Guarantor shall not be deemed to be a "creditor" (as defined from time to time in the Federal Bankruptcy Code) of Borrower or any such obligor or any affiliates thereof by reason of the existence of this Guaranty in the event that Borrower or any such obligor becomes a debtor in any proceeding under the Federal Bankruptcy Code. Guarantor agrees not to execute any indemnity, contribution or other guaranty of any kind which establishes in favor of Borrower or any other obligor on the Indebtedness or affiliates thereof any rights waived by the preceding sentence so long as any of the Indebtedness remains outstanding.

         SECTION 6. Guarantor's Subordination of Rights to Lender. In the event that Guarantor should for any reason (i) advance or lend monies to Borrower for any reason whatsoever, whether or not such funds are used by Borrower to make payment or payments under Borrower's Indebtedness; and/or (ii) make any payment for and on behalf of Borrower under any of Borrower's Indebtedness; and/or (iii) make any payments to Lender in total or partial satisfaction of Guarantor's obligations and Liabilities hereunder, Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect or to be reimbursed by Borrower (or by any guarantor, endorser or surety of Borrower's Indebtedness), whether Guarantor's rights of collection or reimbursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects be subordinate, inferior and junior to Lender's rights to collect and enforce payment, performance and satisfaction of Borrower's then remaining Indebtedness, until such time as all of Borrower's Indebtedness is fully paid and satisfied. Guarantor further agrees to refrain from attempting to collect and/or enforce any of Guarantors aforesaid rights against Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness), arising by way of subrogation or otherwise, until such time as all of Borrower's then remaining Indebtedness in favor of Lender is fully paid and satisfied, in principal, interest, costs and attorneys' fees.

         In the event that Guarantor should for any reason whatsoever receive any payment or payments from Borrower (or any other guarantor, surety, or endorser of Borrower's Indebtedness) on any such amount or amounts that Borrower (or such third party) may owe to Guarantor for any of the reasons stated above, Guarantor agrees to accept such payment or payments for and on behalf of Lender, advising Borrower (or such third party payee) of such a fact, and Guarantor unconditionally agrees to immediately deliver such funds to Lender, with such funds being held by Guarantor during any interim period, in trust for Lender. In the event that Guarantor should, for any reason receive any such funds from Borrower (or any third party payee), and Guarantor should deposit such funds in one or more of Guarantor's deposit accounts, no matter where located, Lender shall have the right to attach any and all of Guarantor's deposit accounts in which such funds were deposited, whether or not such funds were commingled with other monies of Guarantor, and whether or not such funds then remain on deposit in such an account or accounts. To this end, Guarantor collaterally assigns and pledges to Lender any and all of Guarantor's present and future rights, title and interest in and to all monies that Guarantor may now and/or in the future maintain in deposit with banks, savings and loan associations and other entities, to the extent that Guarantor may at any time deposit any such funds that may be received from Borrower (or any other guarantor, endorser or surety of Borrower's Indebtedness) in favor of Lender in such an account or accounts.

         SECTION 7. Additional Covenants. Guarantor further agrees that Lender may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or any one of them, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without impairing or releasing the obligations of Guarantor under this Guaranty:

         (A) Discharge or release any party (including, but not limited to, Borrower or any co-guarantor under this Guaranty) who is or may be liable to Lender for any of the Indebtedness;

         (B) Sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of the Indebtedness;

         (C) Change the manner, place or terms of payment, or change or extend the time of payment of or renew, as often and for such periods as Lender may determine, or alter, any of the Indebtedness;

         (D) Settle or compromise any of the Indebtedness;

         (E) Subordinate and/or agree to subordinate the payment of all or any of the Indebtedness or Lender's security rights in and/or to any collateral directly or indirectly securing any such indebtedness, to the payment and/or security rights of any other present and/or future creditors of Borrower;

         (F) Apply any sums paid to any of the Indebtedness, with such payments being applied in such priority or with such preferences as Lender may determine in its sole discretion, regardless of what Indebtedness of Borrower remains unpaid;

         (G) Take or accept any other security for any or all of the Indebtedness; and/or

         (H) Enter into, deliver, modify, amend or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any part of the Indebtedness.

         Guarantor shall not: (a) liquidate, dissolve, terminate or suspend its business; or (b) sell, transfer or otherwise dispose of all or a majority of its assets. If Guarantor intends to enter into any merger, consolidation or similar reorganization (each a "Merger") where Guarantor will not be the surviving business entity, then (i) Guarantor agrees that it will notify Lender in writing no less than 30 days before the intended effective date of such Merger and such notice will include information about the parties to such Merger, (ii) Guarantor agrees that such Merger will be subject to the prior written consent of Lender, and (iii) Lender agrees that its consent to such Merger will not be unreasonably withheld or delayed; provided, if not given in 21 days or less, Lender's consent shall be deemed to be denied.

         In addition, no course of dealing between Lender and Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness), nor any failure or delay on the part of Lender to exercise any of Lender's rights and remedies, or any other guaranty or guaranties by and between Lender and Borrower (or any other guarantor, surety or endorser) shall have the effect of impairing or releasing Guarantor's obligations and liabilities to Lender or of waiving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies, it being Guarantor's intent and guaranty that Lender's rights and remedies shall be cumulative in nature. Guarantor further agrees that, should Borrower default under any of its Indebtedness, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender shall be binding upon Lender only to the extent that Lender specifically agrees to such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one event of default shall not constitute a waiver or forbearance as to any other default.

         SECTION 8. No Release of Guarantor. Guarantor's obligations and liabilities under this Guaranty shall not be released, impaired, reduced or otherwise affected by, and shall continue in full force and effect, notwithstanding the occurrence of any event, including without limitation any one of the following events:

         (A) Death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust) of Borrower (or any person acting on Borrower's behalf), or any other guarantor, surety or endorser of any of the Indebtedness;

         (B) Partial payment or payments of any amount due and/or outstanding under any of the Indebtedness;

         (C) Any payment of Borrower or any other party to Lender is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or for any reason, Lender is required to refund such payment or pay such amount to Borrower or to any other person;

         (D) Any dissolution of Borrower or any sale, lease or transfer of all or any part of Borrower's assets; and/or

         (E) Any failure of Lender to notify Guarantor of the acceptance of this Guaranty or of the making of loans or other extensions of credit in reliance on this Guaranty or of the failure of Borrower to make any payment due by Borrower to Lender.

         This Guaranty and Guarantor's obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated if a release or discharge has occurred, as the case may be, if at any time any payment or part thereof to Lender with respect to any of the Indebtedness is rescinded or must otherwise be restored by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership, or any other debt relief granted to Borrower or to any other party. In the event that Lender must rescind or restore any payment received by Lender in satisfaction of the Indebtedness, any prior release or discharge from the terms of this Guaranty given to Guarantor shall be without effect, and this Guaranty and Guarantor's obligations and liabilities hereunder shall automatically be renewed or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or discharge was never granted. It is the intention of Lender and Guarantor that Guarantor's obligations and liabilities hereunder shall not be discharged except by Guarantor's full and complete performance of such obligations and liabilities and then only to the extent of such performance.

         SECTION 9. Enforcement of Guarantor's Obligations and Liabilities. Guarantor agrees that, should Lender deem it necessary to file an appropriate collection action to enforce Guarantor's obligations and liabilities under this Guaranty, Lender may commence such a civil action against Guarantor without the necessity of first (i) attempting to collect the Indebtedness from Borrower or from any other guarantor, surety or endorser, whether through filing of suit or otherwise; (ii) attempting to exercise against any collateral directly or indirectly securing repayment of any of the Indebtedness, whether through the filing of an appropriate foreclosure action or otherwise; or (iii) including Borrower or any other guarantor, surety or endorser of any of the Indebtedness as an additional party defendant in-such a collection action against Guarantor. If there is more than one guarantor under this Guaranty, each guarantor additionally agrees that Lender may file an appropriate collection and/or enforcement action against any one or more of them, without impairing the rights of Lender against any other guarantor under this Guaranty. In the event that Lender should ever deem it necessary to refer this Guaranty to an attorney-at-law for the purpose of enforcing Guarantor's obligations and liabilities hereunder, or of protecting or preserving Lender's rights hereunder, Guarantor (and each of them, on a joint, several and solidary basis) agrees to reimburse Lender for the reasonable fees of such an attorney. Guarantor additionally agrees that Lender shall not be liable for failure to use diligence in the collection of any of the Indebtedness or any collateral security therefor, or in creating or preserving the liability of any person liable on any such Indebtedness, or in creating, perfecting or preserving any security for any such Indebtedness.

         SECTION 10. Representations and Warranties by Guarantor. Guarantor represents and warrants to Lender that:

         (A) Guarantor is a corporation organized and existing under the laws of the laws of the State of Delaware and has the lawful power to own its property.

         (B) Guarantor's guaranty of the Indebtedness and Guarantor's execution, delivery and performance of this Guaranty is not in violation of any laws, its Articles of Incorporation or Bylaws and will not result in a default under any contract, guaranty or instrument to which Guarantor is a party or by which Guarantor or its property may be bound.

         (C) Guarantor will receive a direct material benefit from the transactions contemplated herein and/or arising out of the Indebtedness.

         (D) This Guaranty, when executed and delivered by Guarantor, will constitute a valid, legal and binding obligation of Guarantor enforceable against the Guarantor in accordance with its terms.

         (E) All actions and consents required to be performed, obtained and/or satisfied prior to the execution and delivery of this Guaranty, and to constitute this Guaranty as the valid and binding obligation of Guarantor in accordance with its terms, have been performed, obtained and satisfied in due and strict compliance with all applicable laws.

         SECTION 11. Additional Documents. Upon the reasonable request of Lender, Guarantor will, at any time, and from time to time, duly execute and deliver to Lender any and all such further instruments and documents, and supply such additional information as may be necessary or advisable in the opinion of Lender, to obtain the full benefits of this Guaranty.

         SECTION 12. [Intentionally omitted.]

         SECTION 13. Transfer of Indebtedness. This Guaranty is for the benefit of Lender and for such other person or persons as may from time to time become or be the holders of any of the Indebtedness hereby guaranteed, and this Guaranty shall be transferable and negotiable with the same force and effect and to the same extent as the Indebtedness may be transferable, it being understood that, upon the transfer or assignment by Lender of any of the Indebtedness hereby guaranteed, the legal holder of such Indebtedness shall have all the rights granted to Lender under this Guaranty. Guarantor hereby recognizes and agrees that Lender may, from time to time, one or more times, transfer all or any portion of the Indebtedness to one or more third parties. Such transfers may include, but are not limited to, sales of a participation interest in such Indebtedness in favor of one or more third parties. Guarantor specifically agrees and consents to all such transfers and assignments, and Guarantor further waives any subsequent notice of and right to consent to any such transfers and assignments as may be provided under applicable New York law. Guarantor additionally agrees that the purchaser of a participation interest in the Indebtedness will be considered as the absolute owner of a percentage interest of such Indebtedness and that such a purchaser will have all of the rights granted to the purchaser under any participation Guaranty governing the sale of such a participation interest. Guarantor further waives any right of offset that Guarantor may have against Lender and/or any purchaser of such a participation interest in the Indebtedness and Guarantor unconditionally agrees that either Lender or such a purchaser may enforce Guarantor's obligations and liabilities under this Guaranty, irrespective of the failure or insolvency of Lender or any such purchaser. Guarantor further agrees that, upon any transfer of all or any portion of the Indebtedness, Lender may transfer and deliver any and all collateral securing repayment of such Indebtedness (including, but not limited to, any collateral provided by Guarantor) to the transferee of such Indebtedness and such collateral (again, including but not limited to Guarantor's collateral) shall secure any and all of the Indebtedness in favor of such a transferee. Guarantor additionally agrees that, after any such transfer or assignment has taken place, Lender shall be fully discharged from any and all liability and responsibility to Borrower (and Guarantor) with respect to such collateral, and the transferee thereafter shall be vested with all the powers and rights with respect to such collateral.

         SECTION 14. Right of Offset. As collateral security for the repayment of Guarantor's obligations and liabilities under this Guaranty, Guarantor hereby grants Lender, as well as its successors and assigns, the right to apply, at any time and from time to time, whether or not

Borrower is then in default under any of its Indebtedness guaranteed hereunder, any and all funds that Guarantor may then have on deposit with or in the possession or control of Lender and its successors or assigns (with the exception of funds deposited in IRA, pension or other tax-deferred deposit accounts), towards repayment of any of the Indebtedness subject to this Guaranty.

         SECTION 15. Notices.

         (A) To give Guarantor any notice required under this Guaranty, Lender may hand deliver the notice to Guarantor, or mail the notice to Guarantor by first-class mail, or by registered or certified mail. Lender will deliver or mail the notice to Guarantor at Guarantor's address contained in the Loan Agreement, or any other address which Guarantor may have given Lender by written notice as provided in this Section.

         (B) To give Lender any notice required under this Guaranty, Guarantor shall mail the notice to Lender by first-class mail, or by registered or certified mail at 16479 Dallas Parkway, Suite 300, Addison, Texas 75001-2512,
Attn: Senior Risk Analyst, or at such other address as Lender may have given to Guarantor by written notice as provided in this Section.

         (C) Any notice provided in this Guaranty must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. mail, as provided above.

         SECTION 16. Construction. The provisions of this Guaranty shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous guaranty or other guaranties by Guarantor, in favor of Lender or assigned to Lender by others, all of which shall be construed as complementing each other. Nothing herein contained shall prevent Lender from enforcing any and all such guaranties or Guaranty in accordance with their respective terms.

         SECTION 17. Amendment. No amendment, modification, consent or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only to the specific instance and for the specific purpose for which given.

         SECTION 18. Successors and Assigns Bound. Guarantor's obligations and liabilities under this Guaranty shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Guaranty shall also inure to the benefit of Lender's successors and assigns, as well as to any and all subsequent holder or holders of any of the Indebtedness subject to this Guaranty.

         SECTION 19. Caption Heading. Caption headings of the section of this Guaranty are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Guaranty, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

         SECTION 20. Governing Law. This Guaranty shall be governed and construed in accordance with the substantive laws of the State of New York.

         SECTION 21. Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Guaranty, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

         SECTION 22. WAIVERS OF JURY TRIAL. THE GUARANTOR HEREBY UNCONDITIONALLY WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, ANY AMOUNTS SECURED HEREBY, ANY DEALINGS BETWEEN THE GUARANTOR AND LENDER RELATING TO THE SUBJECT MATTER OF THIS GUARANTY OR ANY RELATED TRANSACTIONS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, OR TO ANY OTHER DOCUMENTS OR GUARANTIES RELATING TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         SECTION 23. JURISDICTION AND VENUE. GUARANTOR AND LENDER IRREVOCABLY CONSENT TO THE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT IN LOUISIANA IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS GUARANTY.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty in favor of Lender effective as of the day and year first above written.

WITNESS:                               TORCH OFFSHORE, INC.


                                       By:
-----------------------------------       -------------------------------------

                                          -------------------------------
                                             Its:
                                                 ------------------------

-----------------------------------